DIREXION SHARES ETF TRUST
DIREXION DAILY MSCI MEXICO BULL 3X SHARES (MEXX)
DIREXION DAILY S&P OIL & GAS EXP. & PROD. BULL 2X SHARES (GUSH)
DIREXION DAILY 20+ YEAR TREASURY BEAR 3X SHARES (TMV)
(the “FUNDS”)

Supplement dated August 4, 2023 to the
Summary Prospectuses, Prospectuses, and Statements of Additional Information (“SAI”)
dated February 28, 2023, as last supplemented

After the close of the markets on August 25, 2023 (the “Payable Date”), each Fund will effect a forward split of its issued and outstanding shares as follows:
Fund Name	Forward Split Ratio	Approximate increase in total number of outstanding shares
Direxion Daily MSCI Mexico Bull 3X Shares	5 for 1	400%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	4 for 1	300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	4 for 1	300%
As a result of these share splits, shareholders of each Fund will receive five or four, as applicable, shares for each share held of the applicable Fund as indicated in the table above. Accordingly, the number of each Fund’s issued and outstanding shares will increase by the approximate percentage indicated above.
All share splits will apply to shareholders of record as of the close of NYSE Arca, Inc. (the “NYSE Arca”) on August 24, 2023 (the “Record Date”), payable after the close of the NYSE Arca on the Payable Date. Shares of the Funds will begin trading on the NYSE Arca on a split-adjusted basis on August 28, 2023 (the “Ex-Date”). On the Ex-Date, the opening market value of each Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the share split. However, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-fifth or one-fourth, as applicable, for the Funds. The table below illustrates the effect of a hypothetical five-for-one or four-for-one split on a shareholder’s investment.
5-for-1 Forward Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$50	$500
Post-Split	50	$10	$500
4-for-1 Forward Split
Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	10	$50	$500
Post-Split	40	$12.50	$500
The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the forward split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Funds’ shares and maintains a record of the Funds’ record owners.
The share splits will not result in a taxable transaction for holders of the Funds’ shares. No transaction fees will be imposed on shareholders in connection with the share splits.
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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus, and SAI.